UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 6, 2023 (September 5, 2023)

Innovative Payment Solutions, Inc.

(Exact name of registrant as specified in charter)

Nevada

(State or other jurisdiction of incorporation)

000-55648	33-1230229
(Commission File Number)	(IRS Employer Identification No.)

56B 5th Street, Lot 1, #AT

Carmel by the Sea, CA 93921

(Address of principal executive offices)

(866) 477-4729

(Registrant’s telephone number, including area code)

n/a

(Former Name and Former Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On September 9, 2021, Frictionless Financial Technologies, Inc. (“Frictionless”) and Innovative Payment Solutions, Inc. (the “Company”) entered into a SAAS Cloud Hosted Services Enablement Master Services Agreement (collectively with any other written or oral agreement ever entered into between Frictionless and IPSI related to the services provided by FFT to IPSI as described in this paragraph, the “SAAS Agreement”), pursuant to which Frictionless has provided certain information technology, supplier access, billing and rating technology, mobile wallet/debit card enablement, back-office support services, customer service, and consulting services to the Company related to the Company’s IPSIPay® mobile application (“IPSIPay”).

On September 5, 2023 (the “Effective Date”), the Company, Frictionless and Endpoint Technologies, LLC (“Endpoint”) entered into a Novation Agreement (the “Novation Agreement”) containing the following material terms:

1.	The Company transferred and assigned to Endpoint all its rights, liabilities and obligations under the SAAS Agreement, including all IPSIPay customers and e-wallets and all debts owed to Frictionless in the amount of $324,543.78, effective as of the Effective Date, and Endpoint assumed and agreed to fulfill and discharge all such debts, liabilities and obligations in accordance with the terms of the SAAS Agreement.

2.	The Company and Frictionless agreed that they shall have no further obligations or responsibilities to each other under the SAAS Agreement after the Effective Date, other than as provided for in the Novation Agreement.

3.	The Company and Frictionless agreed that Frictionless will continue its services under the SAAS Agreement with respect to existing IPSIPay clients and users during the Transition Period (as defined below), provided that no new clients of IPSIPay platform will be onboarded under the IPSIPay brand starting September 6, 2023. All existing clients will become Endpoint clients, after notification by Endpoint, and a brand change will occur on October 5, 2023.

4.	The Company agreed to assist for a period of thirty (30) days from the Effective Date in transferring all accounts related to the IPSIPay wallet services to Endpoint, starting as of the Effective Date (such 30-day period, ending October 5, 2023, the “Transition Period”).

5.	By the conclusion of the Transition Period, Endpoint will no longer be permitted to operate the IPSIPay app under the brand “IPSIPay” and shall have completed the rebranding of IPSIPay to a different name and brand. Frictionless and Endpoint each acknowledged and agreed that “IPSIPay” is a registered trademark of and owned exclusively by the Company and neither Frictionless nor Endpoint shall have the right to utilize the name IPSIPay or any derivative of such name from and after the Effective Date, except during the Transition Period as expressly provided for in the Novation.

The above summary of the Novation Agreement is qualified in its entirety by reference to the complete text of the Novation Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

The following exhibits are filed herewith:

Exhibit
Number	Description
10.1	Novation Agreement, dated September 5, 2023, by and among Endpoint Technologies, LLC, Innovative Payment Solutions, Inc., and Frictionless Financial Technologies Inc..
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INNOVATIVE PAYMENT SOLUTIONS, INC.
Dated: September 6, 2023
	By:	/s/ William D. Corbett
	Name:	William D. Corbett
	Title:	Chief Executive Officer

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